INDEPENDENT AUDITORS' REPORT


To the Stockholders and Board of Directors
Eclipse Marketing Group:

We have audited the accompanying balance sheet of Eclipse Marketing Group, a California Corporation (the "Company") as of December 31, 2000 and the related statements of operations, stockholders' deficit and cash flows for the year ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Eclipse Marketing Group as of December 31, 2000 and the results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The Company's financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has a shareholders' deficit and loss from operations for the year ended December 31, 2000. These factors as discussed in Note 2 to the financial statements, raises substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



KABANI & COMPANY, INC.

CERTIFIED PUBLIC ACCOUNTANTS

Fountain Valley, California
July 6, 2001

                             ECLIPSE MARKETING GROUP
                                  BALANCE SHEET
                                DECEMBER 31, 2000


                                     ASSETS

         CURRENT ASSETS:
                     Cash & cash equivalent                                     $    24,904
                     Accounts receivable                                              5,424
                                 Total current assets                                30,328

         PROPERTY AND EQUIPMENT, net                                                 15,391

         OTHER ASSETS                                                                 3,442
                                                                                $    49,161

                      LIABILITIES AND STOCKHOLDERS' DEFICIT

         CURRENT LIABILITIES:
                     Accounts payable & accrued expenses                        $    56,286
                     Current  maturities of obligations under capital lease             610
                     Loan from a related party                                      105,250
                     Notes payable                                                  150,000
                                 Total current liabilities                          312,146

         LONG TERM LIABILITIES:
                     Obligations under capital lease - long term portion                213

         COMMITMENT

         STOCKHOLDERS' DEFICIT
                     Common stock, 0.1 par value;
                     Authorized shares  300,000,
                     Issued and outstanding shares 300,000                           30,000
                     Accumulated deficit                                           (293,198)
                                 Total stockholders' deficit                       (263,198)
                                                                                $    49,161



   The accompanying notes are an integral part of these financial statement.

                             ECLIPSE MARKETIG GROUP
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

1.  ORGANIZATIONS AND DESCRIPTION OF BUSINESS

Eclipse Marketing Group (the "Company") was incorporated on June 6, 1996 in the State of California under the name of EMG Visual Graphics, Inc. The Company operates its business as Eclipse Marketing Group as well as EMG Visual Graphics, Inc. The Company provides sales and marketing consulting service specialized in various types of the branding and promotional products throughout the United States of America.


2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and cash equivalents

The Company considers all liquid investments with a maturity of three months or less from the date of purchase that are readily convertible into cash to be cash equivalents.

Property & Equipment

Property and equipment is carried at cost. Depreciation of property and equipment is provided using the straight-line method over the estimated useful lives (generally five to seven years) of the assets. Expenditures for maintenance and repairs are charged to expense as incurred.

Long-lived assets

The Company accounts for the impairment and disposition of long-lived assets in accordance with Statement of Financial Accounting Standards (SFAS) No. 121, "Accounting for the Impairment of long-lived Assets and for long-lived Assets to be disposed of." In accordance with SFAS No. 121, long-lived assets to be held are reviewed for events or changes in circumstances, which indicate that their carrying value may not be recoverable. As of December 31, 2000, no impairment has been indicated.

Income taxes

The Company has elected for federal income tax purposes, under the Internal Revenue Code and the State of California, to be an S-corporation. In lieu of corporation income taxes, the stockholders of an S-corporation are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for federal or state income taxes other than minimum Franchise tax for California has been included in these financial statements.

Revenue Recognition

The Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the sales price is fixed or determinable, and collectibility is probable. Generally, these criteria are met at the time the product is shipped to the customer. When other significant obligations remain after products are delivered, revenue is recognized only after such obligations are fulfilled.

Costs of start-up activities

In April 1998, the ASEC of AICPA issued SOP No. 98-5, "Reporting on the costs of start-up activities", effective for fiscal years beginning after December 15, 1998. SOP 98-5 requires the costs of start-up activities and organization costs to be expensed as incurred. The implementation of this standard did not have any impact on the Company's financial statements.

                             ECLIPSE MARKETIG GROUP
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

Allowance for doubtful accounts

In determining the allowance to be maintained, management evaluates many factors including industry and historical loss experience. No allowance for doubtful accounts was considered necessary as of December 31, 2000.

Segment Reporting

During the year ended December 31, 2000, the Company only operated in one segment. Therefore, segment disclosure has not been presented.

Recent Pronouncements

In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 133 "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 133 establishes accounting and reporting standards requiring that every derivative instrument (including certain derivative instruments embedded in other contracts) be recorded on the balance sheet as either an asset or liability measured at its fair value. SFAS No. 133 requires that changes in the derivative's fair value be recognized currently in earnings unless specific hedge accounting criteria are met. SFAS No. 133, as amended by SFAS No. 137 and SFAS No. 138, is effective for fiscal quarters of fiscal years beginning after June 15, 2000. This statement is not applicable to the Company.

In June 2000, the FASB issued Financial Accounting Standards (SFAS) No. 138, "Accounting for Certain Instruments and Certain Hedging Activities." This statement is not applicable to the Company.

In June 2000, the FASB issued Financial Accounting Standards (SFAS) No. 139, "Rescission of FASB Statement No. 53 and Amendments to Statements No. 63, 89, and 121." This statement is not applicable to the Company.

In September 2000, the FASB issued Financial Accounting Standards SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, and a replacement of FASB Statement No. 125." This statement is not applicable to the Company.

In March 2000, the FASB issued Interpretation No. 44, "Accounting for Certain Transactions involving Stock Compensation." This Interpretation clarifies (a) the definition of employee for purposes of applying APB Opinion No. 25, (b) the criteria for determining whether a plan qualifies as a no compensatory plan, (c) the accounting consequence of various modifications to the terms of a previously fixed stock option or award, and (d) the accounting for an exchange of stock compensation awards in a business combination. The adoption of this Interpretation has no material impact on the Company's financial position or operating results.

                             ECLIPSE MARKETIG GROUP
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

Certain significant risks and uncertainties

General business - The Company's success is dependent, in part, on the demand of the promotional products and marketing service. If management is unable to anticipate or manage growth effectively, the Company's operating results could be materially adversely affected.

Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Major customers - Net sales to four major customers in the year ended December 31, 2000 amounted to $157,769. Accounts receivable balance from these customers amounted to $14,386 as of December 31, 2000.

Realization of assets - The Company's financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. Total accumulated deficits amounted to $293,198 on December 31, 2000. The Company has a net loss of $27,799 for the year ended December 31, 2000.

In view of the matters described in the preceding paragraph, recoverability of a major portion of the recorded asset amounts shown in the accompanying balance sheet is dependent upon continued operations of the Company, which in turn is dependent upon the Company's ability to raise additional capital, obtain financing and to succeed in its future operations. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Management has taken the following steps to revise its operating and financial requirements, which it believes are sufficient to provide the Company with the ability to continue as a going concern. Management devoted considerable effort during the period ended December 31, 2000, towards (i) obtaining additional equity (ii) management of accounts payable and (iii) evaluation of its distribution and marketing methods. In that regard, the Board of director approved the acquisition of the Company by Thaon Communications, Inc, subsequent to the year-end (see note 9).


3.  PROPERTIES AND EQUIPMENT

Property and Equipment are stated at cost at the date of acquisition and, in the case of equipment under capital lease, the purchase price of leased equipment. Property and equipment at December 31, 2000 consists of the following:


         Leasehold Improvement                     $     1,500
         Machinery & Equipment                          29,565
         Furniture & Fixture                             4,082
         Less: accumulated depreciation                (20,173)
         Property & Equipment (net)                $    14,974
                                                   ============

                             ECLIPSE MARKETIG GROUP
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

4.  LOAN FROM A RELATED PARTY:

The Company has a loan from a shareholder, amounting $105,250 at December 31, 2000. This loan is interest free, unsecured and payable on demand.


5.  NOTES PAYABLE:

The Notes payable amounting $150,000, were due on demand, unsecured and interest free. Subsequent to the year-end, the notes were settled by issuance of 150,000 restricted common shares of Thaon Communications, Inc. as described in Note 9.


6.  OBLIGATION UNDER CAPITAL LEASE:

The Company leases equipment under five years term that is secured by the related equipment being leased. Following is the current portion of the present value of lease payments at December 31, 2000.


         Present value of minimum
             lease payments                    $   823
         Less current maturities                   610
                                               $   213
                                               =======

The following is the maturity schedule of future minimum lease obligations:

         2001                                  $   670
         2002                                      253
         Total minimum lease payments              923
         Less amount representing interest         100
         Present value of net minimum lease    $   823
                                               =======

Interest expenses for the years ended December 31, 2000 amounted to $83.

7.  FUTURE COMMITMENT

The Company occupies certain office space under a lease agreement which expires on July 31, 2001. The monthly rental under the lease is $1,759. Total future obligations under the lease amounted to $10,554. Total rent expense charged to operations was $21,108 for the year ended December 31, 2000.


8.  SUPPLEMENTAL DISCLOSURE OF CASH FLOWS

The Company prepares its statements of cash flows using the indirect method as defined under the Financial Accounting Standard No. 95.

The Company paid $190 for tax and $83 for interest during the year ended December 31, 2000.

                             ECLIPSE MARKETIG GROUP
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

9.      SUBSEQUENT EVENT:

On May 8, 2001, the Board of directors approved acquisition of all of the outstanding stocks of the Company by Thaon Communications, Inc. in exchange of 300,000 restricted common stock of Thaon Communications, Inc. Thaon Communications, Inc., also agreed to issue one share of common stock for each dollar of the Company's pre-tax income, as audited, during each of the two twelve-month periods ending on December 31, 2001 and 2002. In addition, Thaon Communications, Inc. issued 150,000 shares of restricted common stock to retire the Company's debt of $150,000.